Putnam Ohio Tax Exempt Income Fund
The fund's portfolio
2/28/22 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
COP — Certificates of Participation
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.20% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (96.2%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$599,472
5.00%, 10/1/30	A+/F	650,000	781,363

			1,380,835
Delaware (1.1%)
DE River & Bay Auth. Rev. Bonds, 5.00%, 1/1/35(FWC)	A1	885,000	1,078,225

			1,078,225
Guam (2.9%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	1,000,000	1,071,444
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	510,000	567,352
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A, 5.00%, 11/1/40	Ba1	300,000	355,890
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	226,503
5.00%, 7/1/36	A	400,000	453,524
5.00%, 7/1/33	A	200,000	227,292

			2,902,005
Illinois (1.2%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa2	1,050,000	1,201,980

			1,201,980
Indiana (1.7%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	1,500,000	1,686,689

			1,686,689
Ohio (87.9%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds, (Summa Hlth. Syst. Oblig. Group)
4.00%, 11/15/38	BBB+/F	100,000	110,891
4.00%, 11/15/37	BBB+/F	300,000	333,318
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	1,000,000	1,114,390
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	830,000	924,943
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	755,072
Bowling Green State U. Rev. Bonds, Ser. A, 5.00%, 6/1/42	A1	1,000,000	1,115,709
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	1,500,000	1,576,319
Carlisle, Local School Dist. G.O. Bonds, (School Impt.)
5.00%, 12/1/47	AA	500,000	546,280
5.00%, 12/1/42	AA	350,000	384,249
5.00%, 12/1/37	AA	100,000	110,552
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	529,031
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	560,288
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	720,683
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	357,580
(Bridges & Roadways Impt.), Ser. B-2, 5.00%, 10/1/32	AA	1,000,000	1,192,796
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	596,398
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	336,350
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	449,828
Cleveland, Pkg. Fac. Rev. Bonds, AGM, 5.25%, 9/15/22	AA	1,630,000	1,669,500
Cleveland, Pub. Pwr. Syst. Rev. Bonds
Ser. A, AGM, 4.00%, 11/15/38	AA	600,000	678,686
Ser. A, AGM, 4.00%, 11/15/36	AA	750,000	850,111
Ser. B-1, NATL, zero %, 11/15/25	A3	3,000,000	2,809,483
Cleveland, Wtr. Poll. Control Rev. Bonds, (Green Bonds)
5.00%, 11/15/41	Aa3	500,000	556,105
5.00%, 11/15/36	Aa3	435,000	486,130
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A2	1,000,000	1,075,757
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/53	BB+	700,000	781,666
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/51	A3	1,000,000	1,118,675
Cleveland-Cuyahoga Cnty., Port Auth. Tax Increment Fin. Rev. 144A Tax Alloc. Bonds, (Senior-Flats East Bank), Ser. A, 4.00%, 12/1/55	BB	500,000	503,291
Columbus, Metro. Library Special Oblig. Rev. Bonds, 4.00%, 12/1/38	Aa2	1,000,000	1,147,215
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports), 4.00%, 5/1/36	AA+	1,000,000	1,111,394
Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. D, 5.00%, 8/1/32	Aa2	750,000	762,947
Cuyahoga Cnty., COP, (Convention Hotel), 5.00%, 12/1/27	AA-	1,250,000	1,333,762
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,672,615
5.00%, 1/1/37	A	400,000	469,002
5.00%, 1/1/34	A	300,000	352,783
Fairview Park City School Dist. G.O. Bonds, 5.00%, 12/1/42 (Prerefunded 6/1/23)	Aa2	1,000,000	1,050,247
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp. Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	2,785,460
Franklin Cnty., Convention Fac. Auth. Rev. Bonds, (Greater Columbus Convention Ctr. Hotel Expansion), 5.00%, 12/1/44	BBB-	1,000,000	1,090,641
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
5.00%, 11/15/44	BBB+/F	1,000,000	1,060,597
(OH Living Oblig. Group), 4.00%, 7/1/40(FWC)	BBB/F	1,000,000	1,048,795
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide Children's Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	551,860
4.00%, 11/1/38	Aa2	300,000	331,454
Gallia Cnty., Local School Impt. Dist. G.O. Bonds, 5.00%, 11/1/27 (Prerefunded 11/1/24)	Aa2	815,000	894,396
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmnty.), 5.00%, 1/1/46	BBB-/F	1,000,000	1,058,810
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/24	Aa3	3,000,000	2,867,823
Huber Heights City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/31	Aa2	1,000,000	1,129,677
Kent State U. Rev. Bonds, (Gen. Receipts), 5.00%, 5/1/30	Aa3	1,000,000	1,133,860
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	1,993,695
Lakewood, City School Dist. G.O. Bonds, (School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	556,388
4.00%, 11/1/34	Aa2	430,000	478,983
4.00%, 11/1/33	Aa2	375,000	418,145
4.00%, 11/1/32	Aa2	225,000	251,272
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/30 (Prerefunded 11/15/23)	AAA/P	750,000	798,442
Miami U. Rev. Bonds
5.00%, 9/1/41	Aa3	500,000	571,663
Ser. A, 5.00%, 9/1/36	Aa3	1,000,000	1,241,359
Ser. A, 5.00%, 9/1/34(FWC)	Aa3	790,000	980,554
Montgomery Cnty., Hosp. VRDN (Premier Hlth. Partners Oblig. Group), 0.10%, 11/15/45 (PNC Bank N.A. (9/27/24))	VMIG 1	2,000,000	2,000,000
North Royalton, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/47	Aa2	2,000,000	2,195,707
Northeast Ohio Med. U. Rev. Bonds, Ser. A
5.00%, 12/1/29	Baa2	100,000	117,543
5.00%, 12/1/27	Baa2	100,000	114,760
5.00%, 12/1/24	Baa2	75,000	81,115
4.00%, 12/1/45	Baa2	225,000	241,586
4.00%, 12/1/35	Baa2	300,000	329,507
3.00%, 12/1/40	Baa2	475,000	464,830
3.00%, 12/1/22	Baa2	75,000	76,184
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A, 4.00%, 2/1/33	Aa1	2,315,000	2,344,061
OH State Higher Edl. Fac. Comm. Rev. Bonds
5.25%, 12/1/48	BB	250,000	271,227
(Case Western Reserve U.), 5.00%, 12/1/40	Aa3	1,000,000	1,143,378
(Oberlin Coll.), 5.00%, 10/1/31	Aa3	650,000	686,936
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	311,283
(John Carroll U.), 4.00%, 10/1/45	Baa1	1,100,000	1,183,196
(Kenyon College 2020), 4.00%, 7/1/44	A2	1,400,000	1,544,193
(Kenyon College 2020), 4.00%, 7/1/40	A2	730,000	812,337
(Xavier U.), 4.00%, 5/1/40	A3	600,000	668,329
(U. of Dayton), 4.00%, 2/1/36	A+	900,000	1,010,104
(Otterbein Homes Oblig. Group), 4.00%, 7/1/31(FWC)	A	915,000	973,438
(U. of Dayton), 3.00%, 2/1/37	A+	1,580,000	1,634,377
OH State Hosp. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,111,894
(Premier Hlth. Partners Oblig. Group), 4.00%, 11/15/41	Baa1	1,725,000	1,887,725
OH State Private Activity Rev. Bonds, (Portsmouth Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	814,887
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5.25%, 2/15/32 (Prerefunded 2/15/23)	Aa3	350,000	364,460
5.00%, 2/15/39(FWC)	Aa3	1,000,000	1,232,903
OH State U. Rev. Bonds, Ser. A
5.00%, 12/1/39	Aa1	1,000,000	1,098,464
3.00%, 12/1/44	Aa1	1,000,000	1,017,305
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/34	Aaa	750,000	853,499
Revere, Local School Dist. G.O. Bonds, (School Fac. Impt.), Ser. C, 4.00%, 12/1/33	Aa1	270,000	299,990
Rickenbacker, Port Auth. Rev. Bonds, (OASBO Expanded Asset Pooled), Ser. A, 5.375%, 1/1/32	A2	760,000	935,187
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	1,025,000	1,143,491
5.00%, 2/15/32	A3	865,000	967,444
Summit Cnty., G.O. Bonds, 4.00%, 12/1/31	Aa1	750,000	799,493
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	572,804
U. of Akron Rev. Bonds, Ser. A
5.00%, 1/1/31	A2	500,000	545,903
5.00%, 1/1/28	A2	1,000,000	1,063,966
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33 (Prerefunded 7/1/23)	A	500,000	530,198
5.00%, 7/1/39	A	1,000,000	1,063,027
Willoughby-Eastlake, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/46 (Prerefunded 12/1/25)	A2	1,000,000	1,132,417

			87,027,068

Total municipal bonds and notes (cost $92,563,159)			$95,276,802

SHORT-TERM INVESTMENTS (8.6%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 0.12%(AFF)	Shares	8,158,478	$8,158,478
U.S. Treasury Bills 0.036%, 4/21/22(SEG)(SEGCCS)		$300,000	299,924
U.S. Treasury Bills 0.045%, 3/17/22		100,000	99,999

Total short-term investments (cost $8,558,461)			$8,558,401
TOTAL INVESTMENTS

Total investments (cost $101,121,620)			$103,835,203

FUTURES CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	17	$2,010,781	$2,010,781	Jun-22	$(14,913)

Unrealized appreciation					—

Unrealized (depreciation)					(14,913)

Total					$(14,913)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$600,000	$20,068	$—	4/5/22	—	0.77% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(20,068)
1,000,000	33,054	—	7/5/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(33,054)
150,000	10,770	—	4/5/22	—	1.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	10,770
250,000	17,334	—	7/5/22	—	1.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	17,334
Morgan Stanley & Co. International PLC
1,000,000	16,816	—	5/3/22	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(16,816)
800,000	3,122	—	5/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	3,122
800,000	2,950	—	5/26/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	2,950
975,000	10,814	—	5/17/22	—	2.14% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	10,814
400,000	4,456	—	5/26/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(4,456)
400,000	4,629	—	5/24/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(4,630)

Upfront premium received		—	Unrealized appreciation			44,990

Upfront premium (paid)		—	Unrealized (depreciation)			(79,024)

	Total	$—			Total	$(34,034)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$1,604,000	$17,596	$(16)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(17,612)

Total			$(16)				$(17,612)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $98,999,091.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/22
	Short-term investments
	Putnam Short Term Investment Fund*	$2,933,978	$14,326,161	$9,101,661	$5,165	$8,158,478

	Total Short-term investments	$2,933,978	$14,326,161	$9,101,661	$5,165	$8,158,478
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $42,991.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $43,991.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $5,497,364 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.20%, 0.24% and 0.50%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	23.5%
	Healthcare	19.3

	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $34,034 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$95,276,802	$—
Short-term investments	—	8,558,401	—

Totals by level	$—	$103,835,203	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(14,913)	$—	$—
Total return swap contracts	—	(51,630)	—

Totals by level	$(14,913)	$(51,630)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	40
OTC total return swap contracts (notional)	$4,100,000
Centrally cleared total return swap contracts (notional)	$3,800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com